                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Under Rule 14a-12

                                 GADZOOKS, INC.
                (Name of Registrant As Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                  $__________ (aggregate amount to be distributed to security holders)

         4)       Proposed maximum aggregate value of transaction:
                  $__________ (aggregate amount to be distributed to security holders)

         5)       Total fee paid:
                  $__________

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)       Amount Previously Paid:

                  --------------------------------------------------------------
         2)       Form, Schedule or Registration Statement No.:

                  --------------------------------------------------------------
         3)       Filing Party:

                  --------------------------------------------------------------
         4)       Date Filed:

                  --------------------------------------------------------------

                                 [GADZOOKS LOGO]

                                  Dallas, Texas

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             THURSDAY, JUNE 14, 2001

To the Shareholders of Gadzooks, Inc.

         The 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Gadzooks, Inc., a Texas corporation (the "Company" or "Gadzooks"), will be held on Thursday, June 14 at 9:00 a.m., local time, at Gadzooks' headquarters, 4121 International Parkway, Carrollton, Texas 75007 for the following purposes:

         1. To elect one director to serve until the 2004 Annual Meeting of Shareholders;

         2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors for Gadzooks for the fiscal year ending February 2, 2002; and

         3. To transact all other business that may properly come before such meeting or any adjournment(s) thereof.

         The close of business on Thursday, May 10, 2001 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment(s) thereof. Only holders of record of Gadzooks' common stock at the close of business on the record date are entitled to notice of, and to vote at, the Annual Meeting. Gadzooks' stock transfer books will not be closed. A complete list of shareholders entitled to vote at the Annual Meeting will be available for examination by any Company shareholder at Gadzooks' headquarters, 4121 International Parkway, Carrollton, Texas 75007, for purposes pertaining to the Annual Meeting, during normal business hours for a period of 10 days prior to the Annual Meeting, and at the time and place of the Annual Meeting.

         You are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. A self-addressed, postage prepaid envelope is enclosed for your convenience. You may revoke your proxy by following the procedures set forth in the accompanying Proxy Statement.

                                        By order of the Board of Directors

                                        GADZOOKS, INC.

                                        /s/ JAMES A. MOTLEY

                                        James A. Motley
                                        Secretary

May 14, 2001

                                 [GADZOOKS LOGO]

                           4121 International Parkway
                             Carrollton, Texas 75007
                                 (972) 307-5555

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------


                    SOLICITATION AND REVOCABILITY OF PROXIES

         The enclosed proxy is solicited by and on behalf of the Board of Directors of Gadzooks, Inc., a Texas corporation, together with its wholly owned subsidiaries (the "Company" or "Gadzooks"), for use at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, June 14, 2000 at 9:00 a.m., local time, at Gadzooks' headquarters, 4121 International Parkway, Carrollton, Texas 75007, (972) 307-5555, or at any adjournment(s) thereof. The solicitation of proxies by the Board of Directors of Gadzooks (the "Board of Directors") will be conducted primarily by mail. ChaseMellon Shareholder Services, L.L.C. may be retained to assist Gadzooks in the solicitation of proxies in connection with the Annual Meeting for a fee of approximately $5,000, plus out-of-pocket expenses. In addition, officers, directors and employees of Gadzooks may solicit proxies personally or by telephone, telegram, electronic mail or other forms of wire or facsimile communication. These persons will receive no special compensation for any solicitation activities. Gadzooks will, upon request, reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of Gadzooks' common stock (the "Common Stock"). The costs of the solicitation will be borne by Gadzooks. This proxy statement and the form of proxy were first mailed to shareholders of Gadzooks on or about May 16, 2001.

         The enclosed proxy, although executed and returned, may be revoked at any time prior to the voting of the proxy (a) by the execution and submission of a revised proxy bearing a later date, (b) by written notice of revocation to the Secretary of Gadzooks at the address set forth above, or (c) by voting in person at the Annual Meeting. In the absence of such revocation, shares represented by proxies will be voted at the Annual Meeting.

         At the close of business on May 10, 2001, the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, 9,030,037 shares of Common Stock were outstanding, each of which is entitled to one vote. Common Stock is the only class of outstanding securities of Gadzooks entitled to notice of, and to vote at, the Annual Meeting.

                            A. ELECTION OF DIRECTORS

         One director is to be elected at the Annual Meeting. Robert E. M. Nourse has been nominated to serve as a director and, if elected, will serve until Gadzooks' Annual Meeting of Shareholders in 2004 and until his respective successor has been duly elected and qualified or until his earlier death, disqualification, retirement, resignation or removal from office. This nominee for director currently serves as a director of Gadzooks, and his biographical information is set forth below. Under Gadzooks' Bylaws and consistent with Texas law, a director shall be elected by plurality vote at each annual meeting of shareholders at which a quorum is present and, accordingly, abstentions and "broker non-votes" will have no effect on the election of a director except in determining if a quorum is present. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Shareholders may not cumulate their votes in the election of a director.

         Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy, if signed and returned, will be voted for the election of the nominee listed below. Although the Board of Directors does not contemplate that the nominee will be unable to serve, if such a situation arises prior to the Annual Meeting, the person named in the enclosed proxy will vote for the election of such other person as may be nominated by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF MR. NOURSE TO THE BOARD OF DIRECTORS.

         The following table sets forth certain information regarding the director nominee and the other directors of Gadzooks:

                                                                                          SERVED AS       DIRECTOR'S
                  NAME                      AGE                 POSITION                DIRECTOR SINCE   TERM ENDING
                  ----                      ---                 --------                --------------   -----------

Gerald R. Szczepanski...............        52     Chairman of the Board, Chief              1983            2003
                                                    Executive Officer and Director
Lawrence H. Titus, Jr...............        50     Director                                  1983            2002
G. Michael Machens..................        50     Director                                  1992            2002
Robert E.M. Nourse..................        62     Director                                  1993            2001
Ron G. Stegall......................        53     Director                                  1999            2003

         GERALD R. SZCZEPANSKI, a co-founder of Gadzooks, has served as Chairman of the Board and Chief Executive Officer of Gadzooks since July 1994. Mr. Szczepanski also served as President of Gadzooks from January 1983 until July 1994, from July 1995 until August 1998 and from April 1999 until March 2001. Mr. Szczepanski has been a Director of Gadzooks since January 1983. Prior to founding Gadzooks, from 1977 to 1983 Mr. Szczepanski was a Vice President of T-Shirts Plus, a chain of 300 franchised retail t-shirt stores located throughout the United States. Mr. Szczepanski has a total of 24 years of experience in the retail business.

         LAWRENCE H. TITUS, JR., a co-founder of Gadzooks, has served as a Director of Gadzooks since January 1983. Mr. Titus currently manages personal investments. Mr. Titus served as President and Secretary of Gadzooks from July 1994 until July 1995, when he retired to pursue other interests. From January 1983 until July 1994, Mr. Titus was Vice President and Secretary of Gadzooks. Prior to founding Gadzooks, from 1976 to 1983 Mr. Titus was a Vice President of T-Shirts Plus, a chain of 300 franchised retail t-shirt stores located throughout the United States.

         G. MICHAEL MACHENS has served as a Director of Gadzooks since January 1992. Mr. Machens is currently a General Partner of Phillips-Smith-Machens Venture Partners, a venture capital firm specializing in e-commerce and retail investments. Prior to joining Phillips-Smith in 1989, Mr. Machens served as Chief Financial Officer of Blockbuster Entertainment, Chief Financial Officer of Compco Computer Centers, and Controller of Pearle Health Services, Inc. Mr. Machens has served as a director of a number of privately-held retail companies.

         ROBERT E.M. NOURSE has served as a Director of Gadzooks since October 1993. Mr. Nourse is currently President of Arena Growth Ventures, a private investment company. From 1980 to 1996, Mr. Nourse served as President and Chief Executive Officer of The Bombay Company, Inc., a specialty retailer selling home furnishings and decorative accessories in over 400 stores in the United States and Canada. Mr. Nourse served as a Director of The Bombay Company, Inc. from 1990 to 1996. Mr. Nourse has served as a director of FPE Holdings, Inc., a manufacturer and retailer of framed art and custom framing services, since 2000.

         RON G. STEGALL has served as a Director of Gadzooks since February 1999. Mr. Stegall is currently the chief executive officer of Arlington Equity Partners, Inc., a venture capital firm specializing in retailing start-ups. Prior to forming Arlington Equity Partners, Inc. in 1992, Mr. Stegall founded BizMart, Inc., an office products superstore chain and was a retail executive with Tandy Corporation's Radio Shack unit for many years. Mr. Stegall serves as chairman of the board of directors of InterTAN, Inc., an international electronics retailer and also serves as a director of Hastings Entertainment, Inc., a superstore retailer.

         The director elected at the Annual Meeting will hold office until the 2004 annual meeting of shareholders of Gadzooks and until his successor is duly elected and qualified, or until his earlier death, resignation, disqualification or removal from office. Mr. Szczepanski, in his capacity as an executive officer of Gadzooks, was elected to serve in such capacity until his successor is duly elected and qualified or until his earlier death, disqualification, retirement, resignation or removal from office. There is no family relationship between any of the directors and executive officers of Gadzooks.

         The following table sets forth information regarding the executive officers of Gadzooks who are not directors of Gadzooks:

                      NAME                           AGE                         POSITION
                      ----                           ---                         --------
Paula Y. Masters...............................       38    President and Chief Merchandising Officer
James F. Wimpress, Jr..........................       47    Executive Vice President - Operations
James A. Motley................................       37    Vice President, Chief Financial Officer and
                                                             Secretary
Stephen R. Puterbaugh..........................       52    Vice President - Human Resources
William S. Kotch III...........................       50    Vice President - Real Estate
George S. Sotirin..............................       42    Vice President - Store Operations
Jeffrey P. Creecy..............................       41    Vice President - Information Systems

         PAULA Y. MASTERS has served as President and Chief Merchandising Officer since March 2001. From October 1999 to March 2001, Ms. Masters served as Senior Vice President - General Merchandising Manager of Gadzooks, and from January 1999 to October 1999 served as its Vice President - General Merchandising Manager. Prior to joining Gadzooks, Ms. Masters held the position of Vice President - Divisional Merchandise Manager from January 1996 to December 1998 with Elder-Beerman, where she was responsible for the company's junior sportswear and dress business. From May 1986 to December 1995, Ms. Masters served in a variety of capacities at Margo's, including Vice President - Divisional Merchandise Manager from May 1993 to January 1994 and Senior

Vice President - General Merchandise Manager from January 1994 to December 1995. Ms. Masters has over 16 years of experience in the apparel retailing business.

         JAMES F. WIMPRESS, JR. has served as Executive Vice President - Operations since March 2001. From January 1998 to March 2001, Mr. Wimpress served as Senior Vice President -- Store Operations of Gadzooks. From January 1996 to December 1997, Mr. Wimpress served as Vice President of Operations of G&G/Rave. From March 1995 to December 1995, Mr. Wimpress served as Vice President of Retail of Carol Little. Mr. Wimpress was Vice President of Stores, Real Estate and Construction for Canadians from February 1994 to December 1994. Prior to that, Mr. Wimpress was the Vice President of Stores for United Retail Group from October 1990 to October 1993. Mr. Wimpress has over 26 years of experience in the retailing industry.

         JAMES A. MOTLEY has served as Vice President, Chief Financial Officer and Secretary since February 2000. Mr. Motley joined Gadzooks as Controller in November 1997 and was promoted to Vice President - Finance and Secretary in May 1999. Prior to joining Gadzooks, Mr. Motley held the position of Director of Accounting Systems and Procedures for Tandy Corporation. Mr. Motley served as a certified public accountant in the audit practice of Price Waterhouse for over seven years before the Tandy position, working primarily on retail audit engagements. Mr. Motley has over 13 years of experience in the retailing industry.

         WILLIAM S. KOTCH III has served as Vice President -- Real Estate since August 1995. From October 1986 until August 1995, Mr. Kotch served as National Director of Real Estate for County Seat Stores, Inc., a chain of over 700 specialty retail stores. Mr. Kotch was previously employed by the Zale Corporation for 13 years in various operational positions, including Manager of Corporate Real Estate from 1983 to 1985. Mr. Kotch has 17 years of retail leasing experience.

         STEPHEN R. PUTERBAUGH has served as Vice President - Human Resources since September 2000. Mr. Puterbaugh joined Gadzooks in August 1997 as Vice President - Human Resources, and served as Vice President - Human Resources and Loss Prevention from January 1999 to September 2000. Most recently, Mr. Puterbaugh served as Vice President - Human Resources for Dallas based Lil' Things from December 1994 to July 1997. Prior to December 1994, Mr. Puterbaugh held various Human Resources and Operating positions with high growth retailers, including Circuit City, The Gap and Sears. Mr. Puterbaugh has over 29 years of experience in the department store and fashion specialty retail industry.

         GEORGE S. SOTIRIN has served as Vice President - Store Operations since March 2001. Mr. Sotirin served as Director - Store Operations from January 1998 to March 2001. Prior to joining Gadzooks, Mr. Sotirin served as a Regional Sales Director for G&G/Rave from July 1997 to January 1998. From November 1995 to July 1997, Mr. Sotirin was the Director of Stores at Styles for Less. Prior to that, Mr. Sotirin was the Director of Stores for Charlotte Rousse from January 1994 to November 1995 and was a Regional Sales Director for the United Retail Group from January 1991 to January 1994. Mr. Sotirin has over 20 years experience in the retailing industry.

         JEFFREY P. CREECY has served as Vice President - Information Services since February 2000. Mr. Creecy joined Gadzooks as Director of Information Services in April 1998. Prior to joining Gadzooks, Mr. Creecy held the position of Computer Operations Manager for The Bombay Company. Mr. Creecy served in a variety of capacities during a seven-year career at Bombay, ranging from software development to operations management. Mr. Creecy has over 11 years of experience in the retailing industry.

         The executive officers named above were elected to serve in such capacities until their respective successors have been duly elected and have been qualified or until their earlier death, disqualification, retirement, resignation or removal from office.

DIRECTORS' MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors held seven meetings during fiscal 2000. Each director attended at least seventy-five percent of the meetings of the Board of Directors and any committee on which such director served during fiscal 2000.

         The Board of Directors currently has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee currently consists of Messrs. Machens, Titus and Stegall. The Audit Committee meets periodically with representatives of Gadzooks' independent accountants to review the general scope of the annual audit, including consideration of Gadzooks' accounting practices and procedures and system of internal accounting controls, and reports to the Board of Directors with respect thereto. The Charter of the Audit Committee is attached as Appendix A to the Proxy Statement. The Audit Committee met three times during fiscal 2000. The Compensation Committee, which currently consists of Messrs. Machens and Nourse, meets periodically to review and make recommendations with respect to the annual compensation of Gadzooks' executive officers and management group. The Compensation Committee met four times during fiscal 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         In fiscal 2000, G. Michael Machens and Robert E. M. Nourse served as members of the Compensation Committee of Gadzooks. Neither of these individuals was an officer or employee of Gadzooks at any time during fiscal 2000.

         No current executive officer of Gadzooks serves as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of Gadzooks' Board of Directors or Compensation Committee.

COMPENSATION OF DIRECTORS

         Each director of Gadzooks who is not an officer or employee of Gadzooks receives a $12,000 annual retainer fee, a $1,500 fee for each meeting of the Board of Directors attended by such director and a fee of $500 for each committee meeting attended by such director. In addition, directors of Gadzooks are reimbursed for their reasonable out-of-pocket expenses in connection with their travel to, and attendance at, meetings of the Board of Directors or committees thereof.

         Gadzooks has adopted a stock option plan for non-employee directors of Gadzooks (the "Director Plan"). The Director Plan (i) grants to newly elected or appointed non-employee directors options to purchase 5,000 shares of Common Stock that vest over four years and (ii) grants annually to incumbent non-employee directors options to purchase 2,000 shares of Common Stock that vest over two years, which are awarded on the third day after Gadzooks' release of annual earnings at an exercise price equal to the fair market value of such shares of Common Stock on the date the option is granted. As amended, 100,000 shares of Common Stock are available for issuance under the Director Plan.

         On March 10, 2000, under the Director Plan, Messrs. Machens, Nourse, Titus and Stegall were each granted options to purchase 2,000 shares of Common Stock at $16.25 per share, vesting over a two-year period and exercisable through March 2010. On March 15, 2001, under the Director Plan, Messrs. Machens, Nourse, Titus and Stegall were each granted options to purchase 2,000 shares of Common Stock at $22.06 per share, vesting over a two-year period and exercisable through March 2011. As of April 30, 2001, options to purchase 55,317 shares of Common Stock were outstanding under the Director Plan with a weighted average exercise price of $19.46 per share. Under the Director Plan, 13,139 of the options granted to date vest over a four-year period, and 42,178 of the options granted to date vest over a two-year period.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by Gadzooks to the Chief Executive Officer and the four next most highly compensated executive officers (the "Named Executive Officers") for services rendered in all capacities during fiscal 2000.

                           SUMMARY COMPENSATION TABLE


                                                                                     LONG-TERM
                                                                                   COMPENSATION
                                                                                      AWARDS
                                                   ANNUAL COMPENSATION             -------------
                                         --------------------------------------    STOCK OPTIONS       ALL OTHER
              NAME                       YEAR        SALARY          BONUS(1)        SHARES (2)     COMPENSATION(3)
              ----                       ----     ------------     ------------    -------------    ---------------

Gerald R. Szczepanski                    2000     $    492,000     $    582,852               --     $     34,710
  Chairman of the Board and              1999          440,000          166,920          120,000           28,666
  Chief Executive Officer                1998          440,000               --           48,001           21,711

Paula Y. Masters (4)                     2000          277,000          291,263               --           18,097
  President and Chief                    1999          198,000           85,800          105,000            7,700
  Merchandising Officer                  1998            3,000               --           15,000              700

James F. Wimpress, Jr.                   2000          267,000          246,128           17,500           20,126
  Executive Vice President--             1999          240,000           74,880           30,000           10,759
  Operations                             1998          240,000               --           27,501           21,510

James A. Motley (5)                      2000          177,000          128,319               --           13,477
  Vice President, Chief                  1999          134,000           31,200           45,000           12,142
  Financial Officer and Secretary        1998           90,000            7,000           25,000            6,087

Stephen R. Puterbaugh                    2000          167,000           99,478               --           13,577
  Vice President - Human                 1999          142,000           31,200           25,000           11,949
  Resources                              1998          102,000               --           16,450            7,801

----------

(1) Gadzooks' executive officers are entitled to receive bonuses depending on Gadzooks' achievement of certain levels of operating income and other performance criteria. Amounts represent bonuses accrued for each year's performance, but paid in the subsequent year. See "Bonus Plan."

(2) The annual fiscal 2000 stock option grant was awarded to the executive officers on January 28, 2000, which fell at the end of fiscal 1999. Therefore, such grants were reported in fiscal 1999 rather than fiscal 2000.

(3) Amounts represent the Company's contributions to the Stock Purchase Plan, 401(k) Plan and automobile allowances. In the case of Mr. Wimpress, the amount for 1998 includes $11,910 for moving expenses.

(4)      Ms. Masters joined Gadzooks in January 1999.

(5) Mr. Motley was promoted to Vice President, Chief Financial Officer and Secretary in February 2000.

         The following table provides information concerning stock options granted to the Named Executive Officers in fiscal 2000. In addition, in accordance with the regulations of the Securities and Exchange Commission (the "SEC"), hypothetical gains or "option spreads" that would exist for the respective options are shown. These gains are based on assumed rates of annual stock price appreciation of 5% and 10% from the date the options were granted.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                    INDIVIDUAL GRANTS
                                         -----------------------------------------
                                                                                                        POTENTIAL REALIZABLE
                                                          % OF                                         VALUE AT ASSUMED ANNUAL
                                         NUMBER OF    TOTAL OPTIONS                                      RATES OF STOCK PRICE
                                          SHARES        GRANTED TO                                         APPRECIATION FOR
                                         UNDERLYING    EMPLOYEES IN    EXERCISE OR                           OPTION TERM(2)
                                          OPTIONS         FISCAL        BASE PRICE     EXPIRATION     -------------------------
               NAME                      GRANTED(1)        2000           ($/SH)          DATE          5%($)          10%($)
               ----                      ----------   -------------    -----------     ----------     ----------     ----------

Gerald R. Szczepanski                            --             --              --             --             --             --
  Chairman of the Board and Chief
  Executive Officer

Paula Y. Masters                                 --             --              --             --             --             --
  President and Chief
  Merchandising Officer

James F. Wimpress, Jr.                       17,500           8.88%     $    12.75        7/21/10     $  140,322     $  355,604
  Executive Vice President--
  Operations

James A. Motley                                  --             --              --             --             --             --
  Vice President, Chief Financial
  Officer and Secretary

Stephen R. Puterbaugh                            --             --              --             --             --             --
  Vice President - Human Resources

(1) The options granted are subject to a five-year vesting schedule with 20% becoming exercisable on the first, second, third, fourth and fifth anniversary of the date of grant.

(2) The 5% and 10% assumed annual rates of appreciation are mandated by the rules of the SEC and do not reflect Gadzooks' estimates or projections of future Common Stock prices. There can be no assurance that the amounts reflected in this table will be achieved. These numbers exclude the provisions of Gadzooks' stock option plans governing termination of the option following employment termination, non-transferability or vesting.

         The following table sets forth as of February 3, 2001, the number of options and the value of unexercised options held by the Named Executive Officers.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                           OPTION EXERCISES                  NUMBER OF
                                      --------------------------         SHARES UNDERLYING            VALUE OF UNEXERCISED
                                        NO. OF                         UNEXERCISED OPTIONS AT       IN-THE-MONEY OPTIONS AT
                                        SHARES                            FEBRUARY 3, 2001            FEBRUARY 3, 2001(1)
                                       ACQUIRED         VALUE       ---------------------------   ---------------------------
         NAME                         ON EXERCISE      REALIZED     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----                         -----------     ----------    -----------   -------------   -----------   -------------

Gerald R. Szczepanski                          --             --        168,683        113,998     $2,274,772     $1,077,842
  Chairman of the Board and
  Chief Executive Officer

Paula Y. Masters                            3,000     $   42,750         24,000         93,000        234,510        902,610
  President and Chief
  Merchandising Officer

James F. Wimpress, Jr.                         --             --         20,503         54,498        169,518        433,965
  Executive Vice President--
  Operations

James A. Motley                                --             --         18,900         45,850        145,725        349,238
  Vice President Chief Financial
  Officer and Secretary

Stephen R. Puterbaugh                          --             --         13,580         27,870        126,732        245,836
  Vice President - Human
  Resources

----------

(1) For purposes of this table, the value of the unexercised options is the amount by which the market value of the Common Stock as of February 3, 2001 underlying the in-the-money options exceeds the exercise price thereof. This valuation methodology differs from the potential realizable value of the options at assumed annual rates of Common Stock price appreciation used to calculate the value of options granted to the Named Executive Officers on page 7.

BONUS PLAN

         The executive officers and certain other members of corporate management are eligible to receive cash bonuses in addition to their base salaries. The bonus plan for executive officers and corporate management is based upon Gadzooks' earnings before interest and income taxes for the fiscal year. Certain corporate management employees, including executive officers, received bonuses totaling an aggregate of approximately $2,029,000 for fiscal 2000. Gadzooks' field supervision (regional and district managers) and store management personnel are eligible to receive bonuses based on store sales, payroll and other expense and inventory control factors. Total bonuses paid to field supervision and store management personnel for fiscal 2000 were approximately $1,552,000. The executive officers' and corporate management's bonus plans are reviewed and approved by the Compensation Committee of the Board of Directors. The store management bonus plans are reviewed and approved by the executive officers.

EMPLOYEE STOCK OPTION PLANS

         In February 1992, the Board of Directors of Gadzooks adopted the 1992 Incentive and Nonstatutory Stock Option Plan (the "Incentive Plan"). The Incentive Plan is currently administered by the Compensation Committee. Subject to the express provisions of the Incentive Plan, the Compensation Committee may, from time to time, determine the persons that will be granted options under the Incentive Plan, the number of shares of Common Stock subject to each option and the exercise price, and the time or times when such options shall be granted and may be exercised. The Incentive Plan provides that options granted under the Incentive Plan may be either "incentive stock options" ("ISOs") as defined by the Internal Revenue Code of 1986, as amended (the "Code"), or non-ISOs. The maximum number of shares of Common Stock currently available for grant under the Incentive Plan is 2,100,000. As of February 3, 2001, options to purchase approximately 984,000 shares were outstanding under the Incentive Plan with a weighted average exercise price of approximately $10.90 per share. All of the options granted to date under the Incentive Plan vest either immediately or over a three, four or five-year period.

         In September 1994, the Board of Directors of Gadzooks adopted the 1994 Incentive and Nonstatutory Stock Option Plan for Key Employees (the "Key Employee Plan"). The Key Employee Plan is also currently administered by the Compensation Committee. Subject to the express provisions of the Key Employee Plan, the Compensation Committee may, from time to time, determine the persons that will be granted options under the Key Employee Plan, the number of shares of Common Stock subject to each option and the exercise price, and the time or times when such options shall be granted and may be exercised. The Key Employee Plan provides that options granted under the Key Employee Plan may be either ISOs or non-ISOs. The maximum number of shares of Common Stock available for grant under the Key Employee Plan is 272,651 shares. As of February 3, 2001, options to purchase 86,109 shares were outstanding under the Key Employee Plan, all of which have an exercise price of $3.15, and options for 186,542 shares have been exercised under the Key Employee Plan, all of which had an exercise price of $3.15 per share. All of the options granted under the Key Employee Plan vest over a five-year period.

401(k) PLAN

         Effective January 1, 1995, Gadzooks adopted the Gadzooks, Inc. Employees' Savings Plan (the "401(k) Plan"). All employees who have been employed by Gadzooks for at least one year of service (provided that such service represents a minimum of 1,000 hours worked during the year) and are at least 21 years of age are eligible to participate. Employees may contribute to the 401(k) Plan up to 15% of their current compensation, subject to a statutorily prescribed annual limit. The 401(k) Plan provides that Gadzooks will make regular matching contributions to the 401(k) Plan each year in the amount of 50% of the participant's contribution, up to 5% of the participant's compensation, for the year. The 401(k) Plan also provides that Gadzooks may determine to make a discretionary profit-sharing contribution to the plan each year based upon Gadzooks' profitability for that year. As of the date of this Proxy Statement, Gadzooks has not made any profit-sharing contributions to the 401(k) Plan. Employee contributions and Gadzooks' matching contributions are paid to a corporate trustee and invested in Common Stock and various funds at the discretion of the participant. Gadzooks' contribution, if any, vests over five years or earlier upon attainment of retirement at age 65, retirement for disability, death or termination of the 401(k) Plan. Distributions may be made from a participant's account in the form of a lump sum upon termination of employment, retirement, disability, death or in the event of financial hardship. The 401(k) Plan is intended to qualify under Section 401 of the Code so that contributions by employees or by Gadzooks to the 401(k) Plan, and income earned on such contributions, are not taxable to employees until withdrawn from the 401(k) Plan.

EMPLOYEE STOCK PURCHASE PLAN

         In March 1998, the Board of Directors adopted the Gadzooks, Inc. Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Stock Purchase Plan is currently administered by the Compensation Committee. Any person who is an employee of Gadzooks who is scheduled to work at least 20 hours per week on a regular basis and has completed six months of employment with Gadzooks is eligible to participate in the Stock Purchase Plan. The Stock Purchase Plan is currently implemented by 60 monthly offerings of the Common Stock (each an "Offering") commencing on April 1, 1998 and on the first day of each calendar month thereafter ending with March 1, 2003. The maximum aggregate number of shares reserved for issuance under the Stock Purchase Plan is 110,000. Common Stock is purchased for participants in the Stock Purchase Plan as of the last day of each Offering with the money deducted from their pay checks during the Offering. The purchase price per share of Common Stock is an amount equal to 85% of the fair market value of a share of Common Stock on the last day of such Offering.

EMPLOYMENT AGREEMENTS

         Gadzooks has entered into a severance protection agreement with Mr. Szczepanski pursuant to which Gadzooks will provide certain benefits to him if his employment is terminated under certain conditions, including a change of control. If Mr. Szczepanski's employment with Gadzooks is terminated within twenty-four months following a change of control for any reason other than for cause or disability, death, or by the executive other than for good reason, the executive shall be entitled to (i) all accrued compensation and a pro rata bonus, (ii) severance pay equal to two times the sum of such executive's base salary and annual bonus and (iii) Gadzooks will continue to provide the executive with medical and dental coverage. If Mr. Szczepanski's termination of employment with Gadzooks is not in connection with a change of control, Mr. Szczepanski shall be entitled to the benefits discussed above except (i) the severance pay will be paid in the form of a biweekly periodic salary continuation payment for two years from the termination date with the amounts paid during the second year reduced by the amount the executive receives from other employment and (ii) the medical and dental coverage will continue until the earlier of the second anniversary of the termination date or the date the executive becomes eligible for Medicare coverage. In addition, Mr. Szczepanski agrees that upon termination of his employment with Gadzooks, he will not disclose any confidential information relating to Gadzooks and he will not solicit, interfere or compete with Gadzooks, its business, its clients or its customers for a period of twenty-four months.

         Gadzooks has a severance agreement with Messrs. Kotch and Wimpress pursuant to which Gadzooks will continue to pay such officer's base salary for a period of six months in the event of termination without cause. In addition, the severance agreement with Mr. Kotch provides that Gadzooks will continue to pay Mr. Kotch's health insurance premiums for a period of six months in the event of termination without cause. Each of the remaining Named Executive Officers has also agreed not to participate, while an employee of Gadzooks and for a period of two years thereafter, in a business or enterprise that competes with Gadzooks.

         THE FOLLOWING REPORTS OF THE AUDIT COMMITTEE AND COMPENSATION COMMITTEE AND THE SHAREHOLDER RETURN PERFORMANCE PRESENTATION SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.

                             AUDIT COMMITTEE REPORT

         The Audit Committee oversees Gadzooks' financial reporting process on behalf of your board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee, which is composed of independent directors in compliance with Rule 4200 of the National Association of Securities Dealers' listing standards, reviewed the audited financial statements in the Annual Report with management. The Audit Committee also discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

         The Audit Committee reviewed with PricewaterhouseCoopers LLP, Gadzooks' independent accountants, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of Gadzooks' accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. In addition, the Audit Committee has discussed with the independent accountants their independence from management and Gadzooks including the matters required by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, the matters in the written disclosures required by the Independence Standards Board and considered the compatibility of nonaudit services with their independence.

         The Audit Committee discussed with our independent accountants the overall scope and plans for their audit. The Audit Committee meets with the independent accountants, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality of our financial reporting. The Audit Committee held three meetings during fiscal 2000.

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors (and the board of directors has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended February 3, 2001 for filing with the Securities and Exchange Commission. The Audit Committee and the board of directors have also recommended, subject to shareholder approval, that PricewaterhouseCoopers LLP serve as our independent accountants until the next annual meeting in June 2002. The board of directors has adopted a charter for the Audit Committee, a copy of which is attached as Appendix A.



                                        Audit Committee

                                        G. Michael Machens, Chairman
                                        Lawrence H. Titus, Jr.
                                        Ron G. Stegall

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee established compensation policies and made the compensation decisions described herein for fiscal 2000. The Compensation Committee's compensation policies were applied to each of the Named Executive Officers, including the Chief Executive Officer, in the same manner.

         The Compensation Committee believes that in order for Gadzooks to succeed it must be able to attract and retain qualified executives. The objectives of the Compensation Committee in determining the type and amount of executive officer compensation are (i) to provide a compensation package, consisting of a base salary, bonus and long term incentives in the form of stock options that is in the aggregate competitive with the median range for retail companies of similar stage and growth and (ii) to allow Gadzooks to attract and retain talented executive officers and to align their interests with those of the shareholders.

BASE SALARY

         The Compensation Committee engages an independent consultant to assist them in reviewing the executive base salaries and compensation packages paid by similar companies, primarily mall-based, specialty retailers. The industry segment, size and growth rate of companies are considered to determine which specialty retailers are similar to Gadzooks and appropriate for executive salary comparisons. Information from various public filings of comparable specialty retailers is also used in the executive salary review. The Chief Executive Officer's base salary of approximately $490,000 for fiscal 2000 was determined in this manner (see the Summary Compensation Table). The Compensation Committee believes that the foregoing executive salary review, when taken together with the experience of Compensation Committee members within the retail industry, provides the basis for a reasonably informed judgment. (See "Election of Directors" for a description of the retail experience of each Compensation Committee member).

BONUS

         Annual incentive bonuses are intended to reflect the Compensation Committee's belief that a significant portion of the annual compensation of each executive officer should be contingent upon the performance of Gadzooks, as well as the individual contribution of each officer. Accordingly, the executive officers of Gadzooks, including the Chief Executive Officer, participate in an annual executive incentive bonus plan ("Incentive Bonus Plan") which provides for cash bonuses based upon Gadzooks' overall financial performance and the achievement of certain specified levels of profitability for the fiscal year. The Compensation Committee annually establishes targeted profitability levels for the ensuing fiscal year in conjunction with Gadzooks' annual financial plan. The Incentive Bonus Plan provides for no executive bonuses below a specified level of overall profitability. Upon the achievement of various increasing levels of profitability above the minimum target level, the Incentive Bonus Plan provides for greater percentages of such higher levels of profitability to be accrued in the Incentive Bonus Plan. The purpose of the Incentive Bonus Plan is to reward and reinforce executive management's commitment to achieve levels of annual profitability and return consistent with increasing shareholder value.

         The Compensation Committee annually determines in advance each executive's participation level in the Incentive Bonus Plan. The Compensation Committee takes into account various qualitative and quantitative factors that reflect the executive's position, longevity in office, level of responsibility and ability to impact Gadzooks' profitability and financial success.

         In fiscal 1995 and 1996, Gadzooks exceeded its annual financial plan and bonuses were paid to the executive officers. In fiscal 1997 and 1998, Gadzooks did not meet the minimum level of profitability required for executive officers to earn bonuses, and as a result there were no Incentive Bonus Plan payments for fiscal 1997 and 1998, respectively. In fiscal 1999 and 2000, Gadzooks' profitability exceeded the minimum target level and, accordingly, bonuses were paid to the executive officers.

         Cash bonuses earned under the Incentive Bonus Plan are paid each year upon completion of Gadzooks' annual audit of the results of operations for the previous fiscal year by Gadzooks' independent accountants.

LONG TERM INCENTIVES

         The final portion of the executive officers' compensation consists of stock options, which are typically granted annually. The number of options granted to each officer is based on various factors, such as level of responsibility, and both Company and individual performance. Gadzooks utilizes this award to provide additional long-term incentives to its executive officers.

                                        Compensation Committee

                                        Robert E.M. Nourse, Chairman
                                        G. Michael Machens

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         Set forth below is a line graph comparing the percentage change in the cumulative total return on the Common Stock with the cumulative total return of the CRSP Total Return Index for the Nasdaq National Market (U.S. Companies) ("Nasdaq Market Index") and the CRSP Total Return Industry Index for Nasdaq Retail Trade Stocks ("Retail Index") for the period commencing on January 26, 1996 and ending on February 3, 2001.


                   COMPARISON OF CUMULATIVE TOTAL RETURN FROM
                  JANUARY 26, 1996 THROUGH FEBRUARY 3, 2001(1)

                                    [GRAPH]

                       Nasdaq Market Index   Retail Index     Gadzooks
                       -------------------   ------------     --------
         1/26/96            $   100.00        $   100.00     $   100.00
         1/31/97            $   133.43        $   125.25     $   170.45
         1/30/98            $   157.43        $   146.07     $   121.21
         1/29/99            $   246.39        $   178.26     $    42.79
         1/28/00            $   380.17        $   142.85     $    75.03
          2/3/01            $   258.69        $   109.78     $   116.67

----------

(1) Assumes that $100.00 was invested on January 26, 1996 in Gadzooks' Common Stock at that day's closing price of $16.50 per share, and at the closing sales price for each index on that date and that all dividends were reinvested. No cash dividends have been declared on the Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

                              CERTAIN TRANSACTIONS

         The following directors and executive officers of Gadzooks have certain registration rights with regard to shares of Common Stock held by them: Gerald
R. Szczepanski, Lawrence H. Titus, Jr. and Robert E.M. Nourse.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires Gadzooks' directors and executive officers, and persons who own more than 10% of the Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Gadzooks. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish Gadzooks with copies of all Section 16(a) reports they file. To Gadzooks' knowledge and based solely on review of the copies of such reports furnished to Gadzooks during the period commencing January 30, 2000 and ending February 3, 2001, its officers, directors and greater than 10% beneficial owners had complied with all applicable Section 16(a) filing requirements, except for a Form 4 due in April 2000 with respect to Paula Y. Masters, covering one transaction.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
                            DIRECTORS AND MANAGEMENT


         The following table sets forth information regarding the beneficial ownership of the Common Stock as of April 30, 2001 with respect to (i) each person known by Gadzooks to own beneficially more than five percent of the Common Stock; (ii) each of Gadzooks' directors and executive officers; and (iii) all directors and executive officers as a group. Pursuant to the rules of the Commission, in calculating percentage ownership, each person is deemed to beneficially own his own shares subject to options exercisable within 60 days after April 30, 2001, but options owned by others (even if exercisable within 60 days) are deemed not to be outstanding shares.

                                                              BENEFICIAL OWNERSHIP
                                                         -----------------------------
                        NAME                                SHARES         PERCENTAGE
                        ----                             ------------     ------------

Gerald R. Szczepanski (1) ..........................          367,871             3.99%

Paula Y. Masters (2) ...............................           39,127                *

James F. Wimpress, Jr. (3) .........................           30,582                *

William S. Kotch III (4) ...........................           33,907                *

Stephen R. Puterbaugh (5) ..........................           24,990                *

James A. Motley (6) ................................           25,296                *

George S. Sotirin (7) ..............................            2,789                *

Jeffrey P. Creecy (8) ..............................            2,800                *

G. Michael Machens (9) .............................           28,810                *

Robert E.M. Nourse (10) ............................           32,201                *

Lawrence H. Titus, Jr. (11) ........................           54,895                *

Ron G. Stegall (12) ................................            6,763                *

Dimensional Fund Advisors, Inc. (13) ...............          560,500             6.21%
   1299 Ocean Avenue, 11th Floor
   Santa Monica, California 90401

Fuller & Thaler Asset Management, Inc. (14) ........          746,200             8.26%
  411 Borel Avenue, Suite 402
  San Mateo, California 94402

Liberty Wanger Asset Management, L.P. (15) .........        1,577,000            17.46%
  227 West Monroe Street, Suite 3000
  Chicago, Illinois 60606

FMR Corp (16) ......................................        1,120,700            12.41%
   82 Devonshire Street
   Boston, Massachusetts 02109

All directors and executive officers as a group
    (10 persons) (17) ..............................          650,031             7.20%

----------

*        Less than 1%

(1) Includes 190,282 shares of Common Stock subject to options exercisable within 60 days of April 30, 2001.

(2) Includes 31,000 shares of Common Stock subject to options exercisable within 60 days of April 30, 2001.

(3) Includes 23,503 shares of Common Stock subject to options exercisable within 60 days of April 30, 2001.

(4) Includes 30,848 shares of Common Stock subject to options exercisable within 60 days of April 30, 2001.

(5) Includes 12,790 shares of Common Stock subject to options exercisable within 60 days of April 30, 2001.

(6) Includes 22,950 shares of Common Stock subject to options exercisable within 60 days of April 30, 2001.

(7) Includes 2,600 shares of Common Stock subject to options exercisable within 60 days of April 30, 2001.

(8) Includes 2,800 shares of Common Stock subject to options exercisable within 60 days of April 30, 2001.

(9) Includes 10,990 shares of Common Stock subject to options exercisable within 60 days of April 30, 2001.

(10) Includes 10,990 shares of Common Stock subject to options exercisable within 60 days of April 30, 2001.

(11) Includes 10,573 shares of Common Stock subject to options exercisable within 60 days of April 30, 2001.

(12) Includes 4,679 shares of Common Stock subject to options exercisable within 60 days of April 30, 2001.

(13) Based on a report on Schedule 13G filed with the SEC, dated February 2, 2001. Dimensional Fund Advisors, Inc. ("Dimensional"), an investment advisor registered under the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, Dimensional possesses both voting and investment power over the securities of Gadzooks that are owned by the Funds. All securities reported on this Schedule 13G are owned by the Funds and Dimensional disclaims beneficial ownership of such securities.

(14) Based on a report on Schedule 13G filed with the SEC, dated February 13, 2001. Fuller and Thaler Asset Management, Inc. has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Common Stock. No account individually holds more than five percent of the outstanding Common Stock.

(15) Based on a report on Schedule 13G filed with the SEC, dated February 14, 2001. These 1,577,000 shares have been acquired on behalf of discretionary clients of Liberty Wanger Asset Management, L.P. ("WAM"), including Liberty Acorn Trust ("ACORN") and WAM Acquisition GP, Inc. (WAM GP"). Persons other than WAM and WAM GP are entitled to receive all dividends from, and proceeds from the sale of, these shares. Acorn is the only such person known to be entitled to all dividends from, and all proceeds from the sale of, shares reported herein to the extent of more than five percent of the class.

(16) Based on a report on Schedule 13G filed with the SEC, dated February 14, 2001. Various persons have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the 1,120,700 shares. The ownership of one investment company, Fidelity Advisor Small Cap Fund amounted to 500,000 shares or approximately 5.54% of the Company's common stock outstanding.

(17) These shares include 354,005 shares of Common Stock subject to stock options exercisable within 60 days of April 30, 2001.

          B. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has appointed the firm of PricewaterhouseCoopers LLP, which has served as independent accountants of Gadzooks since 1992, as independent accountants of Gadzooks for the fiscal year ending February 2, 2002, and recommends ratification by the shareholders of such appointment. Such ratification requires the affirmative vote of the holders of a majority of the Common Stock entitled to vote on this matter and represented in person or by proxy at the Annual Meeting. Accordingly, under the Bylaws of Gadzooks and in accordance with Texas law, an abstention would have the same legal effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved. The persons named in the accompanying proxy intend to vote for ratification of such appointment unless instructed otherwise on the proxy.

AUDIT FEES

         During fiscal 2000, PricewaterhouseCoopers LLP billed us $100,440 for audit fees, which included $11,940 for quarterly reviews.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

PricewaterhouseCoopers LLP did not provide any services related to financial information systems design and implementation during fiscal 2000, and therefore no fees for such services were billed to Gadzooks.

ALL OTHER FEES

         PricewaterhouseCoopers LLP did not provide any non-audit services during fiscal 2000 and therefore no fees for such services were billed to Gadzooks.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

         In the event the appointment is not ratified, the Board of Directors will consider the appointment of other independent accountants. The Board of Directors may terminate the appointment of PricewaterhouseCoopers LLP as Gadzooks' independent accountants without the approval of the shareholders of Gadzooks whenever the Board of Directors deems such termination necessary or appropriate. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting and will have the opportunity to make a statement, if such representative desires to do so, and will be available to respond to appropriate questions.

                                  ANNUAL REPORT

         The 2000 Annual Report of Gadzooks, including financial statements, accompanies this Proxy Statement.

                              SHAREHOLDER PROPOSALS

         Any shareholder who wishes to submit a proposal for inclusion in the proxy material for presentation at Gadzooks' 2002 Annual Meeting of Shareholders must forward such proposal to the Secretary of Gadzooks at the address indicated on the first page of this proxy statement, so that the Secretary receives it no later than January 15, 2002. Pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, if any shareholder proposal intended to be presented at the 2001 annual meeting without inclusion in Gadzooks' proxy statement for such meeting is received at Gadzooks' principal office after March 31, 2002, then a proxy will have the ability to confer discretionary authority to vote on such proposal.

                           FORWARD-LOOKING STATEMENTS

         This proxy statement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this proxy statement, words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project," and similar expressions, as they relate to us or our management, identify forward-looking statements. These forward-looking statements are based on information currently available to our management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to fluctuations in store sales results, changes in economic conditions, fluctuations in quarterly results and other factors described in the "Risk Factors" section of Gadzooks' Annual Report on Form 10-K for fiscal 2000. Such statements reflect the current views of our management with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by this paragraph.

                                    FORM 10-K

         COPIES OF GADZOOKS' ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED FEBRUARY 3, 2001, AS FILED WITH THE SEC, EXCLUDING EXHIBITS, ARE AVAILABLE WITHOUT CHARGE UPON WRITTEN REQUEST TO GADZOOKS, INC., 4121 INTERNATIONAL PARKWAY, CARROLLTON, TEXAS 75007, ATTENTION: JAMES A. MOTLEY, SECRETARY. COPIES OF EXHIBITS ARE AVAILABLE UPON PAYMENT OF A REASONABLE FEE TO COVER THE COSTS OF REPRODUCTION.

                                  OTHER MATTERS

         The Board of Directors does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

                                        By Order of the Board of Directors,

                                                 /s/ JAMES A. MOTLEY

                                                   James A. Motley
                                                      Secretary

May 14, 2001

                                                                      Appendix A

                                     CHARTER
                                     OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                                 GADZOOKS, INC.


I.       PURPOSE

         The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors of Gadzooks, Inc. (the "Company") in fulfilling its oversight responsibilities (except where such role has been specifically delegated to another standing committee of the Board of Directors) by reviewing
(a) the financial reports and other financial information provided by the Company to shareholders, potential shareholders, and the investment community;
(b) the Company's systems of internal controls that management and the Board of Directors have established; and (c) the Company's auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee shall encourage continuous improvement of, and foster adherence to, the Company's policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

         o Serve as an independent and objective party to monitor the Company's financial reporting, auditing and accounting processes and systems of internal controls.

         o Assess the Company's accounting policies and review the quality of earnings.

         o Review and appraise the audit efforts of the Company's independent accountant and internal audit department.

         o Provide an open avenue of communication among the independent accountants, financial and senior management, internal audit, and the Board of Directors.

         In fulfilling its responsibilities, the Committee shall have direct access to the independent accountant as well as anyone within the Company. Subject to review and approval by the Board of Directors, the Committee shall have the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Committee will primarily fulfill its responsibilities by carrying out the activities outlined in Section IV of this Charter.

II.      COMPOSITION

         Members of the Committee shall meet the qualification requirements of Rule 4200 (or any successor thereto) of the National Association of Securities Dealers' listing standards. The

Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be independent of management and free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall be financially literate, and at least one member of the Committee shall have accounting or related financial management expertise.

         The Board of Directors shall ultimately determine in its business judgment the adequacy of the financial literacy and independence qualifications of each member of the Committee.

         The Board of Directors of the Company shall elect the members of the Committee and the Committee Chairperson.

III.     MEETINGS

         The Committee shall meet at least three times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall provide sufficient opportunity for the internal and independent auditors to meet with the Committee without members of management present. The Committee, or at least its Chairperson, shall meet quarterly with the independent accountant and management to review the Company's financial statements pursuant to item 1 in Section IV below.

IV.      RESPONSIBILITIES

         In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to effectively react to changing conditions. Therefore, The Committee will review and reassess this charter on an annual basis. More specifically, the Committee shall:

REPORT REVIEW

         1. Review the Company's quarterly financial statements with financial management and the independent accountant prior to the filing of the Company's Quarterly Report on Form 10-Q to determine that the independent accountant does not take exception to the disclosure and content of the financial statements. Also, any other matters required to be communicated to the Committee by the independent accountant pursuant to Statement of Auditing Standards ("SAS") No. 61, Communication With Audit Committees, shall be discussed, including significant adjustments, management judgments and accounting estimates, significant new accounting policies, and disagreements with management. The Chairperson may represent the entire Committee for purposes of this review.

         2. Review the Company's annual audited financial statements contained in the annual report to shareholders with financial management and the independent accountant prior to the filing of the Company's Annual Report on Form 10-K to determine that the independent accountant does not take exception to the disclosure and content of the financial statements. Also, review with financial management and the independent accountant any internal control recommendations and the results of their timely analysis of significant financial reporting issues and practices, and discuss any other matters required to be communicated to the Committee by the independent accountant pursuant to SAS No. 61.

         3. Inquire of management, the internal accountant, and the independent accountant about significant financial risks or exposures to the Company and assess the steps management has taken to mitigate such risks or exposures.

THE INDEPENDENT ACCOUNTANT

         4. Review and recommend to the Board of Directors the independent accountant to be selected to audit the annual financial statements of the Company and its divisions and subsidiaries and oversee the relationship between the independent accountant and the company.

         5. Maintain a clear understanding with the independent accountant that it is ultimately accountable to the Board of Directors and the Committee as representatives of the shareholders, and that the Board of Directors and the Committee have the ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent accountant.

         6. Meet with the independent accountant and financial management of the Company to review the scope of the proposed audit for the current year, including timely quarterly reviews. In addition, review procedures to be utilized by the independent accountant, the amount of the independent accountant's compensation, and at the conclusion of such engagement, any comments or recommendations of the independent accountant.

         7. Review with financial management and the independent accountant their judgments about (1) the quality, not just acceptability, of the Company's accounting principles; (2) the consistency of application of the Company's accounting policies; (3) the clarity and completeness of the financial statements and related disclosures; and (4) any other significant decisions made in preparing the financial statements.

         8. On an annual basis, obtain from the independent accountant a written communication delineating all relationships between the independent accountant and the Company as required by Independence Standards Board ("ISB") Standard No. 1, Independence Discussions With Audit Committees. In addition, review with the independent accountant the nature and scope of any disclosed relationships or professional services and take, or recommend the Board of Directors take, appropriate action to ensure the continuing independence of the independent accountant.

THE INTERNAL AUDITOR

         9. Review and approve the appointment, termination, or replacement of the internal auditor.

         10. Review the internal audit function of the Company, including the independence and authority of its reporting obligations, the proposed audit plan for the coming year, and the coordination of such plan with the independent accountant.

         11. Provide for open and regular communication with the internal auditor to include, but not be limited to, reports detailing summaries of findings from completed internal audits, implementation status of related recommendations, progress reports on the proposed internal audit plan, and explanations for any deviations from the original plan.

COMMITTEE REPORTING

         12. Report Committee actions to the board with such recommendations, as the Committee may deem appropriate. In addition, the Committee will serve as the communication link between the independent accountant and the Board of Directors.

         13. Review, approve, and include a report in the proxy statement for the Company's annual meeting of shareholders disclosing whether the Committee has (1) reviewed and discussed the audited financial statements with management and the independent accountant; (2) discussed with the independent accountant the matters required to be discussed by SAS No. 61; and (3) received from the independent accountant disclosures regarding its independence required by ISB Standard No. 1, and discussed with the independent accountant its independence. In addition, the report shall include a statement whether, based on the review and discussions conducted pursuant to the previous sentence, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.

         14. Include a copy of this Charter in the proxy statement for the Company's annual meeting of shareholders at least once every three years or the year after any significant amendment to the Charter.

OTHER COMPLIANCE

         15. Ensure that a code of conduct is formalized in writing and communicated to all employees. Also, review the program for monitoring compliance with the code.

         16. Review with the Company's legal representatives any matter that could have a significant impact on the Company's financial statements.

         17. Review with senior financial management overall tax policies and results of significant tax audits.

         18. Review policies and procedures with respect to officer's expense accounts, perquisites and use of corporate assets.

         19. Perform any other activities consistent with this Charter and the Company's By-Laws as the Committee or the Board of Directors deem necessary or appropriate.

                                      PROXY
                                 GADZOOKS, INC.
                           4121 International Parkway
                             Carrollton, Texas 75007

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

         The undersigned hereby appoints Gerald R. Szczepanski, James A. Motley and Eliot D. Raffkind as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Gadzooks, Inc. held on record by the undersigned on May 10, 2001, at the annual meeting of stockholders to be held on June 14, 2001 or any adjournment thereof.

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.


           (CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE.)
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

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
A VOTE "FOR" PROPOSALS 1 AND 2 IS RECOMMENDED BY THE BOARD OF DIRECTORS.                                     Please mark your
                                                                                                            vote as indicated   [X]
                                                                                                             in this example

ITEM 1.  Election of director                                 NOMINEE:  Robert E.M. Nourse

                             WITHHOLD                         (INSTRUCTIONS: To withhold authority to vote for the
       FOR                   AUTHORITY         *EXCEPTIONS    nominee, mark the "Exceptions" box and write the
   the nominee       to vote for the nominee                  nominee's name in the space provided below.)
listed to the right    listed to the right

      [ ]                      [ ]                 [ ]        *EXCEPTIONS
                                                                          -----------------------------------------

ITEM 2.  Proposal to ratify the appointment                   ITEM 3.  In their discretion, the Proxies
         of PricewaterhouseCoopers LLP as                              are authorized to vote upon such
         independent auditors of the                                   other business as may properly come
         corporation.                                                  before the meeting.

      FOR       AGAINST      ABSTAIN

      [ ]         [ ]          [ ]                                             [ ]                        CHANGE OF ADDRESS AND
                                                                                                          OR COMMENTS MARK HERE



                                                                                     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                                                                     CARD PROMPTLY USING THE ENCLOSED ENVELOPE.





SIGNATURE                                                 SIGNATURE                                             DATE
          ----------------------------------------------            ------------------------------------------       --------------
PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, AS
EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME
BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.
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